UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 29, 2025
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001690110
CFCRE 2016-C7 Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001515166
CCRE Commercial Mortgage Securities, L.P.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001558761
Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001238163
Société Générale, New York Branch
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001685185
UBS AG, acting through its branch located at 1285 Avenue of the Americas, New York, New York
(Exact name of sponsor as specified in its charter)

New York	333-207567-04	38-4021786 38-4021787 38-7170509
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(212) 829-5417
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.02 Change of Servicer or Trustee.

The Fresno Fashion Fair Mall Mortgage Loan, which constituted approximately 6.3% of the asset pool of the issuing entity as of its cut-off date, is an asset of the issuing entity and is part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of November 1, 2016, relating to the JPMDB Commercial Mortgage Securities Trust 2016-C4 filed as Exhibit 4.3 to the registrant’s Current Report on Form 8-K filed on December 21, 2016 (the “JPMDB 2016-C4 PSA”).  Pursuant to Section 7.01(d) of the JPMDB 2016-C4 PSA, Midland Loan Services, a Division of PNC Bank, National Association, a national banking association, was removed as special servicer of the Fresno Fashion Fair Mall Mortgage Loan and Rialto Capital Advisors, LLC (“RCA”), a Delaware limited liability company, was appointed as the successor special servicer of the Fresno Fashion Fair Mall Mortgage Loan under the JPMDB 2016-C4 PSA.

This Current Report on Form 8-K is being filed to record that, effective as of January 29, 2025, the Fresno Fashion Fair Mall Mortgage Loan will be specially serviced, if necessary, pursuant to the JPMDB 2016-C4 PSA, by RCA.  RCA maintains its principal servicing office at 200 S. Biscayne Blvd., Suite 3550, Miami, Florida 33131.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CCRE Commercial Mortgage Securities, L.P.
(Depositor)

/s/ Christian Wall
Christian Wall, Chief Executive Officer

Date:  January 29, 2025